Subsequent Events	12 Months Ended
Dec. 31, 2011
Subsequent Events [Abstract]
Subsequent Events
23.	Subsequent Events

On January 3, 2012, we entered into a 2-year Term Loan Agreement with Wells Fargo Bank, National Association, SunTrust Bank and The Bank of Tokyo-Mitsubishi UFJ, Ltd. as lenders. We borrowed $135.0 million under the term loan on January 3, 2012, which was used to fund the acquisition of the remaining 49.9% interest in East Texas.

On January 3, 2012, we completed the acquisition of the remaining 49.9% interest in East Texas from DCP Midstream, LLC for aggregate consideration of $165.0 million, subject to certain working capital and other customary purchase price adjustments. The transaction was financed at closing through the execution of a term loan and the issuance of 727,520 common units. Prior to the contribution of the additional interest in East Texas, we owned a 50.1% interest which we accounted for as a consolidated subsidiary. The contribution of the remaining 49.9% interest in East Texas represents a transaction between entities under common control, but does not represent a change in reporting entity. Accordingly, we will include the results of the remaining 49.9% interest in East Texas prospectively from the date of contribution.

On January 18, 2012, we, along with Williams Partners L.P., announced a planned expansion of the Discovery natural gas gathering pipeline system in the deepwater Gulf of Mexico. Discovery intends to construct the Keathley Canyon Connector, a 20-inch diameter, 215-mile subsea natural gas gathering pipeline for production from the Keathley Canyon, Walker Ridge and Green Canyon areas in the central deepwater Gulf of Mexico. The Keathley Canyon Connector will originate in the southeast portion of the Keathley Canyon area and terminate into Discovery's 30-inch diameter mainline near South Timbalier Block 283. The pipeline will be capable of gathering more than 400 MMcf/d of natural gas. Discovery has signed long-term fee-based agreements with the Lucius and Hadrian South owners for natural gas gathering and processing for production from those fields. Construction on the project is expected to begin in 2013, with a mid-2014 expected in-service date. Total capital expenditures for the Keathley Canyon Connector are estimated to be approximately $600.0 million, of which our portion is approximately $240.0 million.

On January 26, 2012, the board of directors of the general partner declared a quarterly distribution of $0.65 per unit, payable on February 14, 2012 to unitholders of record on February 7, 2012.

On March 30, 2012, we acquired the remaining 66.67% interest in Southeast Texas, and commodity derivative instruments related to the Southeast Texas storage business, for aggregate consideration of $240.0 million, subject to certain working capital and other customary purchase price adjustments. $192.0 million of the aggregate purchase price was financed with a portion of the net proceeds from our 4.95% 10-year Senior Notes offering. The remaining $48.0 million consideration was financed by the issuance at closing of an aggregate of 1,000,417 of our common units. DCP Midstream, LLC also provided fixed price NGL commodity derivatives, valued at $39.5 million, for the three year period subsequent to closing the newly acquired interest. Certain of the NGL commodity derivatives were valued at $24.6 million and represent consideration for the termination of a fee-based storage arrangement we had with DCP Midstream, LLC in conjunction with our initial 33.33% interest in Southeast Texas; the remaining portion of the commodity derivatives, valued at $14.9 million, mitigate a portion of our currently anticipated commodity price risk associated with the gathering and processing portion of the 66.67% interest in Southeast Texas acquired on March 30, 2012. The $29.6 million deficit purchase price under the historical basis of the net assets acquired and the $48.0 million of common units issued as consideration for this acquisition were recorded as an increase in common unitholders equity. Prior to the acquisition of the additional interest in Southeast Texas, we owned a 33.33% interest which we accounted for as an unconsolidated affiliate using the equity method. The acquisition of the remaining 66.67% interest in Southeast Texas represents a transaction between entities under common control and a change in reporting entity. Accordingly, our consolidated financial statements have been adjusted to retrospectively include the historical results of our 100% interest in Southeast Texas and the natural gas commodity derivatives associated with the storage business for all periods presented, similar to the pooling method.